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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  December 30, 1998



                  Desert Springs Marriott Limited Partnership
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                 (Exact name of registrant as specified in its
                                   charter)



          Delaware                       0-16777                 52-1508601
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(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)



      10400 Fernwood Road, Bethesda, Maryland                       20817
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     (Address of principal executive offices)                     (Zip Code)



      Registrant's telephone number, including area code: (301) 380-2070


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Item 5.   Other Events.

          On December 30, 1998, following approval by the limited partners, Desert Springs Marriott Limited Partnership was acquired by Host Marriott, L.P., the Operating Partnership, through a merger as described in the Prospectus/Consent Solicitation Statement dated October 8, 1998. The final Exchange Value is $40,880 per Desert Springs Marriott Limited Partnership Unit. The minimum number of OP Units (or Common Shares of Host REIT if a limited partner so elects) a limited partner will receive in exchange for his interest in Desert Springs Marriott Limited Partnership is 2,637 per Partnership Unit. The Note Election Amount is equal to $32,704 per Partnership Unit. The period of time during which a limited partner may elect to receive an Operating Partnership Note or Common Shares of Host REIT in exchange for OP Units will expire at 5:00 p.m., Eastern time, on January 22, 1999, unless extended. If a limited partner does not make an election, the limited partner will receive and retain OP Units. The period of time over which the price of an OP Unit will be determined ends on January 29, 1999. The price per OP Unit will be equal to the average closing price of Host REIT shares on the New York Stock Exchange (HMT) over the 20 trading days ending on January 29, 1999 (but will not be greater than $15.50 or less than $9.50).

          The letter sent by Host Marriott, L.P. to the Desert Springs limited partners is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

          (a)     Financial statements of businesses acquired.

                  Not applicable.

          (b)     Pro forma financial information.

                  Not applicable.

          (c)     Exhibits

          Exhibit No.           Description
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                 99.1           Letter from Host Marriott, L.P. to Desert
                                Springs limited partners regarding valuation
                                period, election period, final exchange values
                                and Note election amounts.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DESERT SPRINGS MARRIOTT LIMITED
                                PARTNERSHIP

                                By: HMC Desert LLC, its general partner


Date:  December 31, 1998        By: /s/ Donald D. Olinger
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                                    Name:  Donald D. Olinger
                                    Title: Vice President and Treasurer